                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2003

                         Technology Visions Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


        0-25548                                           84-1001269
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

           5950 La Place Court, Suite 155, Carlsbad, California 92008
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (760) 918-9168
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 5. OTHER EVENTS

On April 28, 2003, Technology Visions Group, Inc. announced that it had entered into a Common Stock Purchase Agreement (the "Agreement") with Fusion Capital Fund II, L.L.C., whereby Fusion will purchase up to $6,000,000 of Technology Visions' common stock, $.001 par value, for thirty months. Under the Agreement, Technology Visions will have the right to control the timing and amount of stock sold to Fusion Capital with the purchase price based on the market price for the common stock at that time. Prior to funding, Technology Visions must register shares underlying the Agreement with the Securities and Exchange Commission. Copies of the press release relating to this transaction, the Agreement and the Registration Rights Agreement are filed as exhibits to this current report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit Number             Description of Exhibit
--------------             ----------------------

10.1 Common Stock Purchase Agreement, dated as of April 22, 2003, by and between Technology Visions Group, Inc. and Fusion Capital Fund II, L.L.C.

10.2 Registration Rights Agreement, dated as of April 22, 2003, by and between Technology Visions Group, Inc. and Fusion Capital Fund II, L.L.C.

99.1                Press Release dated April 28, 2003

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 28, 2003                     Technology Visions Group, Inc.

                                            By:  /s/ James B. Lahey
                                                 -------------------------------
                                                 Name: James B. Lahey
                                                 Title: Chief Executive Officer